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                                                                Exhibit 10.35(b)
                                                                  EXECUTION COPY

                          UNITED STATES DISTRICT COURT
                          EASTERN DISTRICT OF MISSOURI
                                EASTERN DIVISION

IN RE CHARTER COMMUNICATIONS, INC.                  MDL DOCKET NO. 1506 (CAS)
SECURITIES LITIGATION                               ALL CASES
__________________________________________________

STONERIDGE INVESTMENT PARTNERS                      Consolidated Case
LLC, Individually and On Behalf of All Others       No. 4:02-CV-1186 CAS
Similarly Situated,

             Plaintiff,

v.

CHARTER COMMUNICATIONS, INC., PAUL
ALLEN, JERALD L. KENT, CARL E. VOGEL,
KENT KALKWARF, DAVID G. BARFORD, PAUL E.
MARTIN, DAVID L. McCALL, BILL SHREFFLER,
CHRIS FENGER, JAMES H. SMITH, III,
SCIENTIFIC-ATLANTA, INC., MOTOROLA, INC.
and ARTHUR ANDERSEN, LLP,

             Defendants.
__________________________________________________

                     AMENDMENT TO STIPULATION OF SETTLEMENT
              AS BETWEEN DEFENDANT CHARTER COMMUNICATIONS, INC. AND
        PLAINTIFF STONERIDGE INVESTMENT PARTNERS LLC, INDIVIDUALLY AND ON
                     BEHALF OF ALL OTHERS SIMILARLY SITUATED

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      WHEREAS, the parties in the above-referenced matter entered a Stipulation of Settlement (the "Stipulation"), dated as of January 24, 2005;

      WHEREAS, the Stipulation provides that in full and final settlement of all claims that have been or that could be asserted or referred to in the Class Action, and unless Charter exercises its right of termination as described below, Charter shall cause its insurers to pay $64 million in cash consideration and shall pay an additional $80 million in the form of the following securities (the "Settlement Securities") to be issued and transferred to the Escrow Account five (5) business days after the Final Valuation Date (as defined by (Paragraph)
1.12 of the Stipulation) for the benefit of the Class Members and their counsel:
(a) Charter common stock having an aggregate value of $40 million to be determined pursuant to (Paragraph) 2.10 of the Stipulation, and (b) warrants to purchase Charter common stock having an aggregate value of $40 million to be determined pursuant to (Paragraph) 2.11 of the Stipulation;

      WHEREAS, the Stipulation provides that, in the event that the shares of Charter common stock as reflected in the Judgment Valuation Formula as set forth in the Stipulation is less than $2.25 per share, then Charter may in its sole discretion terminate the Settlement;

      WHEREAS, Charter and Plaintiff have discussed permitting Charter the option, at its sole discretion, to satisfy its payment obligation under the Stipulation with cash rather than issuing the Settlement Securities in amounts up to and including $80 million on a dollar-for-dollar basis;

      WHEREAS, in light of (a) the volatility of the price of Charter common stock, (b) the significant decline in the price of Charter common stock below $2.25 per share for several months, (c) the length of time required under the terms of the Stipulation before any Settlement Securities obtained for the benefit of the Class Members may be transferred to the Class Members, (d) the inability of the Settlement Securities to be sold or distributed on behalf of Class Members, until, at the earliest, the occurrence of the Effective Date, as defined in the Stipulation, (e) the certainty of obtaining the bargained-for value of the Settlement Securities in cash rather than in the form of common stock and/or warrants, (f) the additional expense to Charter of issuing the Settlement Securities and registration of the stock underlying the warrants to otherwise be issued, and (g) the right of Charter to terminate the Settlement in the event the Judgment Valuation Formula is less than $2.25 per share, Plaintiff believes

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that the best interests of the Class Members are served by permitting Charter the option, at its sole discretion, to pay its obligation under the Stipulation with cash in lieu and instead of some or all of the Settlement Securities up to $80 million five (5) business days after the Final Valuation Date;

      WHEREAS, pursuant to (Paragraph) 11.8 of the Stipulation, Class Action Plaintiff's Counsel is expressly authorized to take all appropriate actions required to effectuate the terms of the Stipulation, and is "expressly authorized to enter into any modifications or amendments to the Stipulation on behalf of the Settlement Class which they deem appropriate";

      WHEREAS, Plaintiff and the Company do not believe that this Amendment of the Stipulation is a material change, in light of the fact that the Class Members shall receive the full benefit and monetary value of the consideration set forth in the Stipulation and no less;

      IT IS HEREBY AGREED AS FOLLOWS:

1. The Company shall have the option, at its sole discretion, to elect to pay its obligation under the Stipulation with cash instead of issuing and transferring some or all of the Settlement Securities on a dollar for dollar basis on or before five (5) business days following the Final Valuation Date.

2. This Amendment is consistent with the authority granted Plaintiff's Class Action Counsel pursuant to (Paragraph) 11.8 of the Stipulation.

3. Nothing in this Amendment shall modify, waive, or diminish the Company's termination rights pursuant to (Paragraph) 2.10 of the Stipulation.

4.    All other terms of the Stipulation shall remain in full force and effect.

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5.    The Judgment to be entered approving the Settlement and dismissing the
      Actions shall refer to this Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Stipulation to be executed, by their duly authorized attorneys, effective as of May 23, 2005.

DATED: May 19, 2005              POMERANTZ HAUDEK BLOCK GROSS AND
                                 GROSSMAN LLP

                                 By:  /s/ Stanley M. Grossman
                                      -----------------------
                                      Stanley M. Grossman, Esq.
                                      Marc I. Gross, Esq.
                                      100 Park Avenue, 26th Floor
                                      New York, New York 10017
                                      Telephone: (212) 661-1100
                                      Facsimile: (212) 661-8665

                                      POMERANTZ HAUDEK BLOCK GROSS AND
                                      GROSSMAN LLP
                                      Patrick V. Dahlstrom, Esq.
                                      Leigh Handelman, Esq.
                                      One North LaSalle Street, Suite 2225
                                      Chicago, Illinois 60602-3908
                                      Telephone: (312) 377-1181
                                      Facsimile: (312) 377-1184

                                      Attorneys for Class Action Plaintiff
                                      StoneRidge Investment Partners LLC,
                                      Individually and On Behalf of All Others
                                      Similarly Situated

                                      LAW OFFICES OF WOLFF AND D'AGROSA
                                      Donald L. Wolff, Esq.
                                      Paul J. D' Agrosa, Esq.
                                      8019 Forsyth Street
                                      Clayton, Missouri 63105
                                      Telephone: (314) 725-8019
                                      Facsimile: (314) 277-1184

                                      Liaison Counsel for the Settlement Class

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DATED: 5/20/05                   IRELL & MANELLA LLP

                                 By:  /s/ David A. Schwarz
                                      --------------------
                                      David Siegel, Esq.
                                      David A. Schwarz, Esq.
                                      1800 Avenue of the Stars, Suite 900
                                      Los Angeles, California 90067-4276
                                      Telephone: (310) 277-1010
                                      Facsimile: (310) 203-7199

                                      Attorneys for Defendants Charter
                                      Communications, Inc.

DATED: 5/20/05                   THOMPSON COBURN LLP

                                 By:  /s/ Roman P. Wuller
                                      -------------------
                                      Stephen B. Higgins, Esq.
                                      Roman P. Wuller, Esq.
                                      One US Bank Plaza
                                      St. Louis, Missouri 63101
                                      Telephone: (314) 552-6000
                                      Facsimile: (314) 552-7199

                                      Attorneys for Defendants Charter
                                      Communications, Inc.

DATED: 5/20/05                   CHARTER COMMUNICATIONS, INC.

                                 By:  /s/ Thomas Hearity
                                      ------------------
                                      Thomas Hearity, Esq.
                                      Acting General Counsel Defendant Charter
                                      Communications, Inc.
                                      12405 Powerscourt Drive
                                      St. Louis, Missouri 63131
                                      Telephone: (314) 965-0555
                                      Facsimile: (314) 965-8793

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